PROSPECTUS

Federated Tax-Free Trust

A money market mutual fund seeking to provide dividend income exempt from federal regular income taxes.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

CONTENTS

Risk/Return Summary                                               1
What are the Fund's Fees and Expenses?                            3
What are the Fund's Investment Strategies?                        4
What are the Principal Securities in Which the Fund Invests?      4
What are the Specific Risks of Investing in the Fund?             5
What do Shares Cost?                                              6
How is the Fund Sold?                                             6
How to Purchase Shares                                            6
How to Redeem Shares                                             7
Account and Share Information                                    9
Who Manages the Fund?                                           10
Financial Information                                           10
Independant Auditors' Report                                    25

JANUARY 31, 1999

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund is a money market fund which seeks to maintain a stable net asset value of $1.00. The Fund's investment objective is to provide for its shareholders dividend income exempt from federal regular income taxes while seeking relative stability of principal. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests in tax-exempt securities so that the Fund's annual interest income is exempt from federal income tax and from the federal alternative minimum tax.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Although the Fund seeks to maintain a stable net asset value, it is possible to lose money investing in the Fund.

  The shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

     The graphic presentation displayed here consists of a bar chart representing the annual total returns of Federated Tax Free Trust as of the calendar year-end for each of 10 years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 1.00% up to 7.00%.

     The `x' axis represents calculation for the last ten calendar years of the Fund, beginning 1988. The light gray shaded chart features 10 distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1988 through 1997. The percentages noted are:

6.03%, 5.69%, 4.32%, 2.75%, 2.14%, 2.57%, 3.57%, 3.14%, 3.33%, and 3.18%.

Historically, the Fund has maintained a constant $1.00 net asset value per share. The bar chart shows the variability of the Fund's Shares on a calendar year-end basis.
The Fund's Shares are not sold subject to a sales charge (load). Hence, the total returns displayed above are based upon the net asset value.

Within the period shown in the Chart, the Fund's highest quarterly return was 1.54% (quarter ended June 30, 1989). Its lowest quarterly return was 0.49% (quarter ended March 31, 1994).

The Fund's Seven-Day Net Yield as of 12/31/98 was

3.34%.

Average Annual Total Return

The following table represents the Fund's Average Annual Returns through 12/31/98.


Calendar Period                                             Fund
1 Year                                                       3.18%
5 Years                                                      3.16%
10 Years                                                     3.66%


Investors may call the Fund to acquire the current Seven-Day Net Yield by calling 1-800-341-7400.

Past performance does not necessarily predict future performance
 . This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.

What are the Fund's Fees and Expenses?

FEDERATED TAX-FREE TRUST

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees

Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                           None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or                                            None
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)                                          None
(as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)                                                             None
Exchange Fee                                                                                                                   None

Annual Fund Operating Expenses

Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee                                                                                                 0.40%
Distribution (12b-1) Fee                                                                                     None
Shareholder Services Fee                                                                                       0.25%
Other Expenses                                                                                                 0.12%
Total Annual Fund Operating Expenses (Before Waivers)1                                                         0.77%
Waiver of Fund Expenses                                                                                        0.32%
Total Actual Annual Fund Operating Expenses (after waivers)                                                    0.45%
1  Under the investment advisory contract, the adviser will waive the amount, limited to the amount of the management fee, by which the Fund's aggregate annual operating expenses, including the management fee but excluding interest, taxes brokerage commissions, expenses of registering or qualifying the Fund and its shares under federal and state laws and regulations, expenses of withholding taxes, and extraordinary expenses exceed 0.45% of its average daily net assets. As a result, amounts actually incurred by the Fund for management fee, shareholder services fees, and/or other expenses may be less than the maximum amounts shown in this table.


EXAMPLE

The

Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are before waivers as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    1         3         5         10
                   Year     Years     Years     Years

                    $79      $246      $428       $954

What are the Fund's Investment Strategies?

The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 13 months or less. The average maturity of the Fund's portfolio will be 90 days or less.

  The Fund's Adviser performs a fundamental credit analysis to develop an approved list of issuers and securities that meet the Adviser's minimum credit standards. The Adviser targets an average portfolio maturity based upon its interest rate outlook and the tax exempt securities available. The Adviser structures the portfolio by combining variable rate demand instruments and municipal notes. Depending on the supply of tax exempt securities, the Adviser generally shortens the portfolio's maturity when it expects interest rates to rise and extends the maturity when it expects interest rates to fall.

Temporary Defensive Investments

During adverse market conditions, the Fund may temporarily depart from its principal investment strategies by investing in securities subject to federal regular income tax. Temporary investments will be of comparable quality to other securities in which the Fund invests. This may cause the Fund to give up greater after tax investment returns to maintain the safety of principal. This also may cause the Fund to receive and distribute taxable income to investors.

What are the Principal Securities in Which the Fund Invests?

Tax exempt securities

Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes.
Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities.

The market categorizes tax exempt securities by their source of repayment.

Fixed Income securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically.
In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

The following describes the types of tax exempt securities in which the Fund invests.

Variable rate demand instruments

Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

Municipal notes

Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Investment Ratings

  The securities in which the Fund invests must be rated in the highest short-term rating category by one or more nationally recognized rating services or be of comparable quality to securities having such ratings.

What are the Specific Risks of Investing in the Fund?

Although there are many factors which may effect an investment in the Fund, the principal risks of investing in a tax exempt money market fund are described below.

CREDIT RISK

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Money market funds try to minimize this risk by purchasing higher quality securities.

Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

MARKET RISK

Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

  Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Money market funds try to minimize this risk by purchasing short-term securities.

SECTOR RISK

A substantial part of the Fund's portfolio may be comprised of tax exempt securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers.

What do Shares Cost?

You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form, it is processed at the next calculated net asset value (NAV).

The Fund does not charge a front-end sales charge. NAV is determined at 12:00 noon and 3:00 p.m. (Eastern time) and as of the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.

  The required minimum initial investment for Fund Shares is $25,000. There is no required minimum subsequent investment amount.

An account may be opened with a smaller minimum amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?

The Fund's Distributor markets the Shares described in this prospectus to banks and other institutions that hold assets for individuals, trusts, estates, or partnerships, or to individuals directly or through investment professionals. The Fund may not be a suitable investment for retirement plans because it invests in tax exempt securities. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

 .  Establish an account with the investment professional; and

 .  Submit your purchase order to the investment professional before 3:00 p.m.
     Eastern time. You will receive that day's dividend if the investment professional forwards the order to the Fund and the Fund receives payment by 3:00 p.m. Eastern time. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

 .  Establish your account with the Fund by submitting a completed New Account

   Form; and

 .  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs.

An institution may establish an account and place an order by calling the Fund and will become a shareholder after the Fund receives the order.

By Wire
Send your wire to:

 State Street Bank and Trust Company
 Boston, MA
 Dollar Amount of Wire

 ABA Number 011000028
 Attention: EDGEWIRE

 Wire Order Number, Dealer Number, or Group Number
 Nominee/Institution Name
 Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

 Federated Shareholder Services Company

 P.O. Box 8600
 Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

 Federated Shareholder Services Company

 1099 Hingham Street
 Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third- party checks (checks originally payable to someone other than you or The Federated Funds). Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received) and Shares begin earning dividends the next day.

BY AUTOMATIC INVESTMENTS

You may establish an account with your financial institution to automatically purchase Shares on pre- determined dates or when your bank account reaches a certain level. Under this program, participating financial institutions are responsible for prompt transmission of orders and may charge you for this service. You should read this prospectus along with your financial institution's agreement or materials describing this service.

BY AUTOMATED CLEARINGHOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem Shares

You should redeem Shares:

 . through an investment professional if you purchased Shares through an investment professional; or

 .  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). Investment professionals are responsible for promptly submitting redemption requests and providing proper written redemption instructions as outlined below.

DIRECTLY FROM THE FUND

By Telephone

You may redeem Shares by calling the Fund once you have completed the appropriate authorization form for telephone transactions.

If you call before 12:00 noon (Eastern time) your redemption will be wired to you the same day. You will not receive that day's dividend.
If you call after 12:00 noon (Eastern time) your redemption will be wired to you the following business day. You will receive that day's dividend.

By Mail

You may redeem Shares by mailing a written request to the Fund.

  Your redemption request will be processed on the day the Fund receives your written request in proper form. Dividends are paid up to and including the day that a redemption request is processed. Send requests by mail to:

 Federated Shareholder Services Company

 P.O. Box 8600
 Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

 Federated Shareholder Services Company
 1099 Hingham Street

 Rockland, MA 02370-3317

All requests must include:

 .  Fund Name and Share Class, account number and account registration;
 .  amount to be redeemed; and
 .  signatures of all Shareholders exactly as registered.
Call your investment professional or the Fund if you need special instructions.

Signature Guarantees
Signatures must be guaranteed if:

 . your redemption will be sent to an address other than the address of record; . your redemption will be sent to an address of record that was changed within the last thirty days; or

 .  a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union, or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

 . an electronic transfer to your account at a financial institution that is an ACH member; or

 .  wire payment to your account at a domestic commercial bank that is a Federal
   Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

 .  to allow your purchase to clear;
 .  during periods of market volatility; or

 . when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund no longer issues share certificates. If you are redeeming Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase shares by wire, you begin earning dividends on the day your wire is received. If you purchase shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from federal income tax, although a portion of the Fund's dividends may not be exempt. Dividends may be subject to state and local taxes. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

Who Manages the Fund?

The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, Federated Advisers. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 175 mutual funds and separate accounts, which total approximately $111 billion in assets as of December 31, 1998. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.40% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual renewal by the Fund's Board of Trustees, the Adviser will waive the amount, limited to the amount of the advisory fee, by which the Fund's aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering or qualifying the Fund and its shares under federal and state laws and regulations, expenses of withholding taxes, and extraordinary expenses exceed 0.45% of its average daily net assets.

YEAR 2000 READINESS

  The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses that rely on computers, like the Fund.

  While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications.

  The Fund's service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

  Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Fund may purchase. The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.

Financial Information

FINANCIAL HIGHLIGHTS

The following financial highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and capital gains.

  This information has been audited by Deloitte & Touche, LLP, whose report, along with the Fund's audited financial statements, is included in this Prospectus.

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 2
5.


Year Ended November 30                             1998           1997           1996             1995             1994
Net Asset Value, Beginning of Period              $   1.00      $   1.00        $   1.00        $   1.00        $     1.00
Income from Investment Operations:

Net investment income                                 0.03          0.03            0.03            0.04              0.02
Less Distributions:
Distributions from net investment income             (0.03)        (0.03)          (0.03)          (0.04)            (0.02)
Net Asset Value, End of Period                    $   1.00      $   1.00        $   1.00        $   1.00        $     1.00
Total Return1                                         3.21%         3.31%           3.18%           3.57%             2.43%

Ratios to Average Net Assets:

Expenses                                              0.45%         0.45%           0.45%           0.45%             0.45%
Net investment income                                 3.17%         3.25%           3.12%           3.51%             2.38%
Supplemental Data:

Net assets, end of period (000 omitted)           $517,887      $635,519        $747,785        $807,369        $1,215,547


1    Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
     See Notes which are an integral part of the Financial Statements

     Portfolio of Investments


NOVEMBER 30, 1998


Principal                                                                                                                     Value
Amount

                                                   SHORT-TERM MUNICIPALS--99.9%1
                                                           Alabama--0.5%

$   2,500,000         Jefferson County, AL, GO Warrants (Series 1996) Weekly VRDNs (Bayerische Landesbank        $   2,500,000
                      Girozentrale LOC)
                      Alaska--1.4%

    7,200,000         Alaska State Housing Finance Corp., General Mortgage Revenue Bonds (Series 1997A)              7,200,000
                      Weekly VRDNs (Bank of America NT and SA, San Francisco LIQ)
                      Arizona--1.1%

    5,000,000         Arizona Agricultural Improvement & Power District, 3.20% CP (Salt River Project, AZ            5,000,000
                      Agricultural Improvement & Power District), Mandatory Tender 2/18/1999
      620,000         Mesa, AZ Municipal Development Corp., (Series 1985), 3.20% CP (Westdeutsche Landesbank           620,000
                      Girozentrale LOC), Mandatory Tender 12/9/1998
                      TOTAL                                                                                          5,620,000
                      California--3.5%
    4,600,000         New Haven, CA Unified School District, 3.90% TRANs, 6/30/1999                                  4,605,120
    5,000,000         San Diego, CA Area Local Governments, Trust Receipts Series A25 Weekly VRDNs (Bank of          5,000,000
                      New York, New York LIQ)

    5,550,000         San Leandro, CA Unified School District, 3.90% TRANs, 6/30/1999                                5,556,177
    3,000,000         Stanislaus County, CA Office of Education, 4.50% TRANs, 7/30/1999                              3,016,208
                      TOTAL                                                                                         18,177,505
                      Colorado--1.0%

    2,540,000         Loveland, CO, IDR (Series 1993S), 3.45% TOBs (Safeway, Inc.)/(Bankers Trust Co., New           2,540,000
                      York LOC), Mandatory Tender 2/1/1999
    2,540,000         Loveland, CO, IDR (Series 1993S), 3.80% TOBs (Safeway, Inc.)/(Bankers Trust Co., New           2,540,000
                      York LOC), Mandatory Tender 12/1/1998
                      TOTAL                                                                                          5,080,000
                      Connecticut--1.0%
    5,000,000      2  Connecticut State HFA, Variable Rate Certificates (Series 1998S), 3.50% TOBs (Bank of          5,000,000
                      America NT and SA, San Francisco LIQ), Optional Tender 8/20/1999
                      District Of Columbia--1.7%
    1,710,000         District of Columbia, (Series B), 7.00% Bonds (FSA INS), 6/1/1999                              1,737,389
    7,350,000         District of Columbia, Variable Rate Demand/Fixed Rate Revenue Bonds (Series 1997)              7,350,000
                      Weekly VRDNs (Children's Defense Fund)/(First National Bank of Maryland, Baltimore LOC)
                      TOTAL                                                                                          9,087,389

                      Florida--2.8%

    7,325,000         ABN AMRO MuniTOPS Certificates Trust (Florida Non-AMT) Series 1998-9 Weekly VRDNs              7,325,000
                      (Florida State Board of Education Capital Outlay)/(FSA INS)/(ABN AMRO Bank N.V.,
                      Amsterdam LIQ)
                      SHORT-TERM MUNICIPALS--continued1
                      Florida--continued
$   3,975,000         Putnam County, FL Development Authority, PCR Bonds (Pooled Series 1984S)                   $   3,975,000
                      Weekly VRDNs (Seminole Electric Cooperative, Inc (FL))/(National Rural Utilities
                      Cooperative Finance Corp. LOC)

    3,000,000         Putnam County, FL Development Authority, PCR Bonds (Series 1984H)                              3,000,000
                      Weekly VRDNs (Seminole Electric Cooperative, Inc (FL))/(National Rural Utilities
                      Cooperative Finance Corp. LOC)

                      TOTAL                                                                                         14,300,000
                      Georgia--3.9%

    4,995,000      2  Bibb County, GA, PT-199, 3.70% TOBs (Georgia State GTD)/(Bayerische Vereinsbank AG,            4,995,000
                      Munich LIQ), Optional Tender 5/20/1999
   12,145,000         Georgia State, (Series 1995C) PA-249 Weekly VRDNs (Merrill Lynch Capital                      12,145,000
                      Services, Inc. LIQ)
    3,000,000         Marietta, GA Housing Authority, Multifamily Housing Revenue Refunding Bonds (Series            3,000,000
                      1996) Weekly VRDNs (Winterset Apartments Project)/(Wachovia Bank of Georgia, NA,
                      Winston-Salem LOC)

                      TOTAL                                                                                         20,140,000
                      Illinois--4.3%

    4,500,000      2  Chicago, IL Public Building Commission, PT-155, 3.75% TOBs (Chicago, IL Board of               4,500,000
                      Education)/(MBIA Insurance Corporation INS)/(Bayerische Hypotheken-Und Wechsel-Bank Ag
                      LIQ), Optional Tender 1/14/1999
    4,995,000      2  Chicago, IL, Variable Rate Certificates (Series 1998M), 3.70% TOBs (FGIC INS)/                 4,995,000
                      (Bank of America NT and SA, San Francisco LIQ), Optional Tender 8/4/1999
   12,900,000         Illinois Health Facilities Authority Weekly VRDNs (OSF Health Care Systems)                   12,900,000
                      TOTAL                                                                                         22,395,000
                      Indiana--1.0%

    5,000,000         Indiana Bond Bank, Advance Funding Program Notes (Series 1998 A-2), 4.00% TANs                 5,002,649
                      (Lasalle National Bank, Chicago LOC), 1/20/1999
                      Iowa--1.2%

    6,000,000         Iowa School Corporations, (1998-99 Series A), 4.50% TRANs (FSA INS), 6/25/1999                 6,027,768
                      Louisiana--1.8%
    2,000,000         Louisiana PFA, East Baton Rouge Parish School Board (Series A), 3.35% TRANs                    2,000,000
                      (Louisiana State), 10/25/1999
    1,600,000         Louisiana PFA, Monroe City School Board (Series C), 3.35% TRANs (Louisiana State),             1,600,000
                      10/25/1999
    5,635,000         New Orleans, LA, Class A Certificates (Series 1998-1) Weekly VRDNs                             5,635,000
                      (AMBAC INS)/(Bank of New York, New York LIQ)
                      TOTAL                                                                                          9,235,000
                      Maryland--10.7%
    4,300,000         Anne Arundel County, MD, (Series 1988) Weekly VRDNs (Oakland Hills L. P. Facility)/            4,300,000
                      (First National Bank of Maryland, Baltimore LOC)
    5,580,000         Howard County, MD, (Series 1995) Weekly VRDNs (Bluffs at Clarys Forest Apartments)/            5,580,000
                      (First National Bank of Maryland, Baltimore LOC)
                      SHORT-TERM MUNICIPALS--continued1
                      Maryland--continued
$     890,000         Maryland EDC, Variable Rate Demand/Fixed Rate Refunding Revenue Bonds (1997 Issue)         $     890,000
                      Weekly VRDNs (Jenkins Memorial Nursing Home, Inc. Facility)/(First National Bank of
                      Maryland, Baltimore LOC)

    3,115,000         Maryland Health & Higher Educational Facilities Authority, Facility Authority Revenue          3,115,000
                      Bonds (Series 1998) Weekly VRDNs (Woodbourne Foundation, Inc.)/(First National Bank of

                      Maryland, Baltimore LOC)

    9,260,000         Maryland Health & Higher Educational Facilities Authority, Series 1997 Weekly VRDNs            9,260,000
                      (Augsburg Lutheran Home of MD., Inc.)/(First National Bank of Maryland, Baltimore LOC)

    7,700,000         Maryland Health & Higher Educational Facilities Authority, Variable Rate Demand/Fixed          7,700,000
                      Rate Revenue Bonds Weekly VRDNs (Capitol College)/(First National Bank of Maryland,
                      Baltimore LOC)

   10,000,000         Maryland State, (Series 1998) PA-256 Weekly VRDNs (Merrill Lynch Capital Services, Inc.       10,000,000
                      LIQ)
   11,200,000         Montgomery County, MD, EDR Weekly VRDNs (U.S. Pharmacopeial Convention Facility)/             11,200,000
                      (Chase Manhattan Bank N.A., New York LOC)
    3,595,000         Prince George County, MD, (1997 Issue) Weekly VRDNs (Mona Branch Avenue Ltd.                   3,595,000
                      Partnership)/(First National Bank of Maryland, Baltimore LOC)
                      TOTAL                                                                                         55,640,000
                      Michigan--3.7%
    4,000,000         Battle Creek, MI Economic Development Corporation, Limited Obligation Economic                 4,000,000
                      Development Revenue Refunding Bonds (Series 1992) Weekly VRDNs (Michigan Carton &
                      Paperboard Co.)/(American National Bank, Chicago LOC)
    6,000,000         Michigan State Hospital Finance Authority, (Series A) Weekly VRDNs (OSF Health Care            6,000,000
                      Systems)
    3,700,000         Michigan State Housing Development Authority, (Series 1991) Weekly VRDNs (Forest Hills         3,700,000
                      Apartments)/(National Australia Bank, Ltd., Melbourne LOC)
    5,500,000         Michigan Strategic Fund, Limited Obligation PCR Bonds (Series 1993) Weekly VRDNs               5,500,000
                      (Allied-Signal, Inc.)
                      TOTAL                                                                                         19,200,000
                      Minnesota--2.6%

    4,500,000         Minneapolis, MN, (Series 1993) Weekly VRDNs (Market Square Real Estate, Inc.)/                 4,500,000
                      (Norwest Bank Minnesota, N.A. LOC)
    1,000,000         Minneapolis, MN, Housing Development Revenue Refunding Bonds (Series 1988) Weekly VRDNs        1,000,000
                      (Symphony Place)/(Citibank NA, New York LOC)
    2,000,000         Rochester, MN Health Care Facility Authority Weekly VRDNs (Mayo Foundation)/                   2,000,000
                      (Rabobank Nederland, Utrecht LIQ)
    6,000,000         Rochester, MN Health Care Facility Authority Weekly VRDNs (Mayo Foundation)/                   6,000,000
                      (Rabobank Nederland, Utrecht LIQ)
                      TOTAL                                                                                         13,500,000
                      Missouri--3.4%

    5,000,000         Missouri State Environmental Improvement & Energy Authority, Pollution Control Revenue         5,000,000
                      Bonds Series 1985 B, 3.65% CP (Union Electric Co.)/(Westdeutsche Landesbank

                      Girozentrale LOC), Mandatory Tender 3/23/1999
                      SHORT-TERM MUNICIPALS--continued1
                      Missouri--continued

$   4,750,000         Missouri State HEFA, (Series K), 4.25% TRANs (St. Louis, MO School District), 9/13/1999    $   4,771,457
    3,130,000         Missouri State HEFA, Health Facilities Revenue Bonds (Series 1996A) Weekly VRDNs               3,130,000
                      (Deaconess Long Term Care of Missouri)/(Bank One, Texas N.A. LOC)

    4,950,000      2  Missouri State HEFA, PT-191, 3.75% TOBs (Health Midwest)/(MBIA Insurance Corporation           4,950,000
                      INS)/(Banco Santander SA LIQ), Optional Tender 5/13/1999
                      TOTAL                                                                                         17,851,457
                      Multi State--6.8%
    9,534,935         ABN AMRO Chicago Corp. 1997-1 LeaseTOPS Trust Weekly VRDNs (Lasalle National Bank,             9,534,935
                      Chicago LIQ)/(Lasalle National Bank, Chicago LOC)
   12,157,000         Clipper Tax Exempt Trust (Non-AMT Multistate), (Series A) Weekly VRDNs (MBIA Insurance        12,157,000
                      Corporation INS)/(State Street Bank and Trust Co. LIQ)
   13,782,040         Equity Trust I, (1996 Series) Weekly VRDNs (Bayerische Hypotheken-Und Wechsel-Bank Ag         13,782,040
                      LOC)
                      TOTAL                                                                                         35,473,975
                      Nevada--1.0%
    5,000,000         Nevada State Highway Improvement Authority, Motor Vehicle Fuel Tax Revenue Bonds,              5,064,979
                      7.00% Bonds, 4/1/1999
                      New York--6.5%

    8,695,000         Long Island Power Authority, (PA-420) Weekly VRDNs (MBIA Insurance Corporation INS)/           8,695,000
                      (Merrill Lynch Capital Services, Inc. LIQ)
   10,000,000         New York City Municipal Water Finance Authority, (Series 1994-1), 3.35% CP (Bank of           10,000,000
                      Nova Scotia, Toronto, Commerzbank AG, Frankfurt and Toronto-Dominion Bank LOCs),
                      Mandatory Tender 1/21/1999
    5,000,000         New York City, NY, UT GO (Series F), 4.10% Bonds, 8/1/1999                                     5,009,693
   10,000,000         Rochester, NY, 3.10% BANs, 10/28/1999                                                         10,017,550
                      TOTAL                                                                                         33,722,243
                      North Carolina--5.9%

   20,000,000         Martin County, NC IFA, (Series 1993) Weekly VRDNs (Weyerhaeuser Co.)                          20,000,000
   10,550,000         NCNB Pooled Tax-Exempt Trust, (Series 1990A) Weekly VRDNs (NCNB Tax Exempt Trust              10,550,000
                      1990a)/(Nationsbank, N.A., Charlotte LOC)

                      TOTAL                                                                                         30,550,000
                      Oklahoma--1.1%

    2,440,000         Muskogee, OK Industrial Trust, (Series 1985) Weekly VRDNs (Muskogee Mall Limited               2,440,000
                      Partnership)/(Nationsbank, N.A., Charlotte LOC)
    3,510,000         Muskogee, OK Industrial Trust, (Series 1985) Weekly VRDNs (Warmack Musskogee Ltd.              3,510,000
                      Partnership)/(Nationsbank, N.A., Charlotte LOC)
                      TOTAL                                                                                          5,950,000
                      Oregon--1.2%
    6,000,000         Oregon State Housing and Community Services Department, Mortgage Revenue Bonds (1998           6,000,000
                      Series C), 3.75% BANs, 5/13/1999
                      SHORT-TERM MUNICIPALS--continued1
                      Pennsylvania--10.1%

$  15,500,000         Dauphin County, PA General Authority, (Series A of 1997) Weekly VRDNs (Allhealth Pooled    $  15,500,000
                      Financing Program)/(FSA INS)/(Credit Suisse First Boston LIQ)
    7,835,000         Easton Area School District, PA, (Series 1997) Weekly VRDNs (FGIC INS)/(FGIC Securities        7,835,000
                      Purchase, Inc. LIQ)
   24,000,000         Erie County, PA Hospital Authority Weekly VRDNs (St. Vincent Health System)/(Mellon           24,000,000
                      Bank NA, Pittsburgh LOC)
    5,000,000         Philadelphia, PA, 4.25% TRANs, 6/30/1999                                                       5,017,129
                      TOTAL                                                                                         52,352,129
                      Tennessee--2.3%

   12,000,000         Chattanooga, TN HEFA Weekly VRDNs (Sisken Hospital)/(Nationsbank, N.A., Charlotte LOC)        12,000,000
                      Texas--8.8%
    3,325,000         Dallas, TX, (Series C), 3.70% TOBs, Optional Tender 6/15/1999                                  3,325,000
    6,820,000         Matagorda County, TX Navigation District Number One, CDC (Series 1997D) Weekly VRDNs           6,820,000
                      (Houston Light & Power Co.)/(FGIC INS)/(CDC Municipal Products, Inc. LIQ)

    5,000,000         San Antonio, TX, Electric & Gas Systems Commercial Paper Notes, (Series A), 3.40% CP           5,000,000
                      (Chase Bank of Texas, Morgan Guaranty Trust Co., New York, Toronto-Dominion Bank and
                      UBS AG LIQs), Mandatory Tender 12/17/1998
    2,290,000         TX Pooled Tax Exempt Trust, Certificates of Participation (Series 1996) Weekly VRDNs           2,290,000
                      (Bank One, Texas N.A. LOC)
    8,000,000      2  Texas State, Trust Receipts (Series A58), 3.45% TOBs (Commerzbank AG, Frankfurt LIQ),          8,000,000
                      Optional Tender 12/15/1998
   20,000,000         Texas State, Trust Receipts (Series A59) Weekly VRDNs (National Westminster Bank, PLC,        20,000,000
                      London LIQ)
                      TOTAL                                                                                         45,435,000
                      Virginia--3.8%

    7,500,000         ABN AMRO MuniTOPS Certificates Trust (Virginia Non-AMT) Series 1998-21,                        7,500,000
                      (Series 1998-21) Weekly VRDNs (Norfolk, VA Water Revenue)/(FSA INS)/
                      (ABN AMRO Bank N.V., Amsterdam LIQ)
   12,000,000         Fairfax County, VA IDA, 1998 Trust Receipts FR/RI-A35 Weekly VRDNs (Fairfax Hospital          12,000,000
                      System)/(National Westminster Bank, PLC, London LIQ)/(United States Treasury PRF)
                      TOTAL                                                                                         19,500,000
                      Washington--0.5%
    2,775,000         Washington State, Motor Vehicle Fuel Tax (1997-B), 5.00% Bonds, 7/1/1999                       2,804,211
                      West Virginia--1.9%
    7,000,000         Cabell County Commission, WV, Life Care Facilities Multi-Option Revenue Bonds (Series          7,000,000
                      1995) Weekly VRDNs (Foster Foundation)/(Huntington National Bank, Columbus, OH LOC)
    2,980,000         Oak Hill, WV, (Series 1991A) Weekly VRDNs (Fayette Plaza)/(ABN AMRO Bank N.V.,                 2,980,000
                      Amsterdam LOC)
                      TOTAL                                                                                          9,980,000
                      Wisconsin--4.4%
    3,900,000         La Crosse WI, School District, 3.34% TRANs, 8/31/1999                                          3,902,842
                      SHORT-TERM MUNICIPALS--continued1

                      Wisconsin--continued

$   7,600,000         Wisconsin Health and Educational Facilities Authority, Revenue Bonds (Series 1994)         $   7,600,000
                      Weekly VRDNs (Felician Health Care, Inc. Project)/(Lasalle National Bank, Chicago LOC)
    1,645,000         Wisconsin Health and Educational Facilities Authority, Revenue Bonds (Series 1998),            1,645,000
                      3.10% Bonds (Marquette University, WI)/(MBIA Insurance Corporation INS), 6/1/1999
    5,000,000         Wisconsin State, (Series A), 5.75% Bonds, 5/1/1999                                             5,041,189
    4,500,000         Wisconsin State, Series G, 6.75% Bonds (United States Treasury PRF), 5/1/1999 (@101)           4,599,522
                      TOTAL                                                                                         22,788,553
                      TOTAL INVESTMENTS (AT AMORTIZED COST)3                                                     $ 517,577,858

 1 The Fund may only invest in securities rated in the highest short-term rating category by nationally recognized rating services or unrated securities of comparable quality. A rating service's highest rating category is determined without regard for sub-categories and gradations. For example, securities rated SP-1+or SP-1 by Standard & Poor's , MIG-1 by Moody's Investors Service, Inc., or F-1+ and F-1 by Fitch Investors Service, Inc. are considered rated in the highest short-term rating category.

           Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple rating services in different rating categories should be identified as a First or Second Tier security.

 At November 30, 1998, the portfolio securities were rated as follows:
 Tier Rating Percentage Based on Total Market Value (Unaudited)


First Tier           Second Tier
100.0%                  0%


 2 Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1998, these securities amounted to $32,440,000 which represents 6.3% of net assets.

3   Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($517,886,671) at November 30, 1998.

The following acronyms are used throughout this portfolio:

AMBAC   --American Municipal Bond Assurance Corporation
AMT     --Alternative Minimum Tax
BANs    --Bond Anticipation Notes
CP      --Commercial Paper
EDC     --Economic Development Commission
EDR     --Economic Development Revenue
FGIC    --Financial Guaranty Insurance Company
FSA     --Financial Security Assurance
GO      --General Obligation
GTD     --Guaranty
HEFA    --Health and Education Facilities Authority
HFA     --Housing Finance Authority
IDA     --Industrial Development Authority
IDR     --Industrial Development Revenue
IFA     --Industrial Finance Authority
INS     --Insured
LIQs    --Liquidity Agreement(s)
LIQ     --Liquidity Agreement
LOCs    --Letter(s) of Credit
LOC     --Letter of Credit
MBIA    --Municipal Bond Investors Assurance
PCR     --Pollution Control Revenue
PFA     --Public Facility Authority
PLC     --Public Limited Company
PRF     --Prerefunded
SA      --Support Agreement
TANs    --Tax Anticipation Notes
TOBs    --Tender Option Bonds
TRANs   --Tax and Revenue Anticipation Notes
UT      --Unlimited Tax
VRDNs   --Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

YEAR ENDED NOVEMBER 30, 1998

ASSETS:

TOTAL INVESTMENTS IN SECURITIES, AT AMORTIZED COST AND VALUE                                                         $517,577,858
CASH                                                                                                                      114,011
INCOME RECEIVABLE                                                                                                       3,938,457
RECEIVABLE FOR SHARES SOLD                                                                                                  2,249
PREPAID EXPENSES                                                                                                            8,855
 TOTAL ASSETS                                                                                                         521,641,430
Liabilities:
Payable for investments purchased                                                                $2,540,000
Income distribution payable                                                                       1,149,225
Accrued expenses                                                                                     65,534
 TOTAL LIABILITIES                                                                                                      3,754,759
Net Assets for 517,905,619 shares outstanding                                                                        $517,886,671

Net Assets Consist of:

Paid in capital                                                                                                      $517,897,759
Accumulated net realized loss on investments                                                                              (76,421)
Undistributed net investment income                                                                                        65,333
 TOTAL NET ASSETS                                                                                                    $517,886,671
Net Asset Value, Offering Price, and Redemption Proceeds Per Share:
$517,886,671 / 517,905,619 shares outstanding                                                                               $1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED NOVEMBER 30, 1998


Investment Income:

Interest                                                                                                             $20,500,264

Expenses:

Investment advisory fee                                                                           $ 2,267,974
Administrative personnel and services fee                                                             427,513
Custodian fees                                                                                         20,274
Transfer and dividend disbursing agent fees and expenses                                               33,150
Trustees' fees                                                                                         15,137
Auditing fees                                                                                          14,850
Legal fees                                                                                             12,933
Portfolio accounting fees                                                                             102,732
Shareholder services fee                                                                            1,417,483
Share registration costs                                                                               36,261
Printing and postage                                                                                   26,245
Insurance premiums                                                                                     37,101
Taxes                                                                                                     615
Miscellaneous                                                                                          10,192
 TOTAL EXPENSES                                                                                     4,422,460
Waivers:
Waiver of investment advisory fee                                              $     (700,126)
Waiver of shareholder services fee                                                 (1,133,987)
 TOTAL WAIVERS                                                                                     (1,834,113)
Net expenses                                                                                                           2,588,347
Net investment income                                                                                                 17,911,917
Net realized gain on investments                                                                                          11,456
Change in net assets resulting from operations                                                                       $17,923,373

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


Year Ended November 30                                                                          1998                         1997
Increase (Decrease) in Net Assets:
Operations:

Net investment income                                                                    $     17,911,917      $     23,599,871
Net realized gain (loss) on investments ($53,876)and $(14,032), respectively,                      11,456               (14,032)
 as computed for federal tax purposes)

 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                17,923,373            23,585,839
Distributions to Shareholders:
Distributions from net investment income                                                      (17,911,917)          (23,599,871)
Share Transactions:

Proceeds from sale of shares                                                                1,890,281,389         2,258,839,187
Net asset value of shares issued to shareholders in payment of distributions                    1,421,172             1,764,863
 declared

Cost of shares redeemed                                                                    (2,009,346,623)       (2,372,855,710)
Change in net assets resulting from share transactions                                       (117,644,062)         (112,251,660)
Change in net assets                                                                         (117,632,606)         (112,265,692)
Net Assets:

Beginning of period                                                                           635,519,277           747,784,969
End of period                                                                            $    517,886,671      $    635,519,277

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

ORGANIZATION

Federated Tax-Free Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The investment objective of the Trust is dividend income exempt from federal regular income tax while seeking relative stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

The Trust uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At November 30, 1998, the Trust, for federal tax purposes, had a capital loss carryforward of $76,421, which will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:


Expiration Year                                Expiration Amount
2002                                                     $11,840
2003                                                     $ 1,341
2004                                                     $18,018
2005                                                     $14,032
2006                                                     $31,190

When-Issued and Delayed Delivery Transactions

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Trust will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act of 1940.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At November 30, 1998, capital paid-in aggregated $517,897,760. Transactions in shares were as follows:


Year Ended November 30                                                                        1998                      1997
Shares sold                                                                               1,890,281,389             2,258,839,187
Shares issued to shareholders in payment of distributions declared                            1,421,172                 1,764,863
Shares redeemed                                                                          (2,009,346,623)           (2,372,855,710)
 NET CHANGE RESULTING FROM SHARE TRANSACTIONS                                              (117,644,062)             (112,251,660)

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

Federated Research, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Trust's average daily net assets. The Adviser will waive, to the extent of its advisory fee, the amount, if any, by which the Trust's aggregate annual operating expenses exceed 0.45% of average daily net assets of the Trust.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Trust will pay FSSC up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the period ended November 30, 1998, the Trust engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Director/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $1,144,074,182 and $1,097,495,089, respectively.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FEDERATED TAX-FREE TRUST:

We have audited the accompanying statement of assets and liabilities of Federated Tax-Free Trust, including the schedule of investments, as of November 30, 1998, and the related statements of operations for the year then ended, the statment of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the five-year period ended November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and signifcant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Tax-Free Trust as of November 30, 1998, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 15, 1999

Federated

Tax-Free

Trust

JANUARY 31, 1999

A Statement of Additional Information (SAI) dated January 31, 1999, is incorporated by reference into this prospectus. Additional information about the Fund's investments is contained in the Fund's semi-annual reports to shareholders as they become available. To obtain the SAI, semi-annual report and other information without charge, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by visiting or writing the Public Reference Room of the Securities and Exchange Commission in Washington, DC 20549-6009 or from the Commission's Internet site at http://www.sec.gov. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.

Investment Company Act File No. 811-2891
Cusip 314282104

8010414A (1/99)

STATEMENT OF ADDITIONAL INFORMATION

FEDERATED TAX-FREE TRUST

     This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Tax-Free Trust (Fund) dated January 31, 1999. Obtain the prospectus without charge by calling 1-800-341-7400.

January 31, 1999

                                            CONTENTS



                            How is the Fund Organized?
                            Securities in Which the Fund Invests
                            Determining Market Value of Securities
                            How is the Fund Sold?
                            Redemption in Kind
                            Massachusetts Partnership Law
                            Account and Share Information
                            Tax Information
                            Who Manages and Provides Services to the Fund? How Does the Fund Measure Performance?
                            Who is Federated Investors, Inc.?
                            Investment Ratings
                            Addresses

CUSIP 314282104

8010414B (1/99)






HOW IS THE FUND ORGANIZED?



     The Fund is a diversified open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on November 20, 1978.



SECURITIES IN WHICH THE FUND INVESTS

     In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.



SECURITIES DESCRIPTIONS AND TECHNIQUES

     GENERAL OBLIGATION BONDS are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

     SPECIAL REVENUE BONDS are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

     PRIVATE ACTIVITY BONDS are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds. The Fund will purchase private activity bonds that are not subject to the federal alternative minimum tax (AMT).

     MUNICIPAL LEASES. Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor (the Fund) can resell the equipment or facility but the Fund may lose money on the sale.

     The Fund may invest in securities supported by pools of municipal leases. The most common type of lease backed securities are certificates of participation (COPs). However, the Fund may also invest directly in individual leases.

     CREDIT ENHANCEMENT. Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

INVESTMENT RISKS

     There are many factors which may effect an investment in the Fund. The Fund's principal risks are described in the it's prospectus. An additional risk factor is outlined below.

TAX RISK

     In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.





FUNDAMENTAL INVESTMENT POLICIES:

     The Fund seeks to achieve its investment objective by investing in a diversified portfolio of short-term tax exempt securities -- obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel for the issuer, or in the opinion of officers to the Trust and/or the Adviser to the Fund, exempt from federal regular income tax. Tax exempt securities also include participation interests in the above obligations. Interest income of the Fund which is exempt from federal regular income tax will retain its tax-free status when distributed to shareholders. Such income may be subject to state and local tax.

     All of the Fund's investment assets will consist of tax exempt securities, temporary investments, as described below, and cash. The securities in which the Fund invests are rated in the highest short-term rating category by one or more nationally recognized rating service or be of comparable quality to securities having such ratings. A rating service's highest rating category is determined without regard for sub-categories and gradations. For example, securities rated SP-1+ or SP-1 by Standard & Poor's ("S&P"), MIG-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1+ or F-1 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in the highest short-term rating category. Longer term securities that have a remaining maturity of 397 days or less and that have not received a short-term rating must be rated within the two highest long-term rating categories by one or more rating services. The Fund will follow applicable regulations in determining whether a security rated by more than one rating service can be treated as being in the highest short-term rating category; currently, such securities must be rated by two rating services in their highest rating category. See "Regulatory Compliance." Subsequent to its purchase by the Fund, an issue of tax exempt securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio.

     From time to time on a temporary basis or for defensive purposes, the Fund may invest in "temporary investments" which mature in the same manner as the tax exempt securities in which the Fund can invest, consisting of: other obligations issued by or on behalf of municipal or corporate issuers; U.S. Treasury Bills, all other marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; [instruments of banks savings and loans which are members of the Federal Deposit Insurance Corporation (FDIC) or Federal Savings and Loan Insurance Corporation (FSLIC) (such as certificates of deposit, demand and time deposits, savings shares and bankers' acceptances;) these instruments are not necessarily guaranteed by the FDIC or the FSLIC)]; repurchase agreements (an instrument where the seller agrees to repurchase the security at the time of sale at a mutually agreed upon time and price), and prime commercial paper (as set forth below) including variable amount demand master note represents a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional lender such as the Fund. The Fund will not invest in instruments issued by banks or savings and loans unless at the time of investment such banks and savings and loans have capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Commercial paper investments will be limited to commercial paper rated A-1 by Standard & Poor's Corporation, Prime 1 by Moody's Investors Services, Inc. or F-1 by Fitch Investors Service. The Fund may invest in these temporary investments, for example, due to market conditions or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. However, the Fund generally expects to invest the proceeds received from the sale of Fund shares in tax exempt securities as soon as reasonably possible. The rating requirements for the Fund's investments in tax exempt securities will not be applicable to temporary investments. However, management will limit temporary investments to the standards set forth above. In addition, no temporary investments in municipal securities or corporate obligations will be purchased unless they meet the ratings described in the Fund's investment policies. Interest income from temporary investments may be taxable to shareholders as ordinary income.

     As a fundamental investment policy, at least 80% of the Fund's annual interest income will be exempt from Federal regular income tax except in extraordinary circumstances when, for example, management feels that market conditions dictate a defensive posture in temporary investments.

     The Fund may also purchase and sell short-term tax exempt securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transactions. When engaging in when-issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the transactions. Failure to do so may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions ordinarily occur within a month before delivery is due, however no payment or delivery will be made by the Fund before it receives payment or delivery from the other party to the transaction. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. Engaging in when-issued or delayed delivery transactions are normal methods of buying and selling portfolio securities by the Fund in pursuit of its investment objective of providing dividend income exempt from federal regular income taxes while seeking relative stability of principal.



     The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

     The Fund will not make short sales of securities or purchase any securities on margin, except for such credits as are necessary for the clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

     The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.

     The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes and then (a) only in amounts not in excess of 5% of the value of its total assets or (b) in an amount up to one-third of the value of its total assets including the amount borrowed in order to meet redemption requests without immediately selling any portfolio securities. (This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.) While any such borrowings are outstanding, no net purchases of investment securities will be made by the Fund. If due to market fluctuations or other reasons the value of the Fund's assets falls below 300% of its borrowing, the Fund will reduce its borrowing within three business days.

PLEDGING ASSETS

     The Fund will not pledge, mortgage, or hypothecate its assets except that, to secure borrowings permitted, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

LENDING CASH OR SECURITIES

     The Fund will not make loans, except that the Fund may, in accordance with its investment objective, policies, and limitations, acquire publicly or non-publicly issued Municipal Securities or temporary investments or enter into repurchase agreements.

INVESTING IN COMMODITIES AND MINERALS

     The Fund will not purchase or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs.

INVESTING IN REAL ESTATE

     The Fund will not purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Securities secured by real estate or interests therein.

UNDERWRITING

     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933, in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES

     The Fund will not purchase or retain the securities of any issuer other than the securities of the Fund, if, to the Fund's knowledge, those Officers and Trustees of the Fund or the Adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5.0% of such outstanding securities.

     If any percentage limitation is adhered to at the time of an investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     The Fund will not invest in securities issued by any other investment company or investment trust.

INVESTING FOR CONTROL

     The Fund will not acquire voting securities except as part of a merger, consolidation, reorganization, or acquisition of assets.

CONCENTRATION OF INVESTMENTS

     The Fund does not generally intend to purchase securities if, as a result of such purchase, more than 25 percent of the value of its assets would be invested in the securities of governmental subdivisions located in any one state, territory, or possession of the United States. The Fund may invest more than 25 percent of the value of its assets in Short-Term Tax-Exempt Project Notes which are guaranteed by the U.S. Government regardless of the location of the issuing municipality. Weakness in a state's ability to raise taxes resulting from a contraction of its tax based on a rise in delinquencies could influence the state's ability to support housing programs. In addition, an adverse economic climate, changes in political sentiment within a state legislature, or on the part of a state electorate, could also impact such housing programs, and in turn, the availability of new issues of project notes. At the Federal level, the decision to curtail Federal budget deficit or both could similarly reduce the volume of project notes available in auction markets. One effect of the reduction of the supply of project notes, given continuing growth in demand for these notes, might be to reduce yields on them to a point that such notes are relatively noncompetitive with other similar tax-free securities. Further, were the Congress of the United States to revoke the right of the Department of Housing and Urban Development to back project notes with the full faith and credit of the Federal government or alter the law in some other way, suitability of project notes as investments for the Fund would have to be re-examined and purchases or holdings of project notes could fall below 25%.

     With respect to temporary investments, the Fund will not purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if as a result of such purchase, more than 25% of the value of the Fund's assets would be invested in any one industry. However, the Fund may, at times, invest more than 25 percent of the value of its assets in cash or cash items (including bank time and demand deposits such as certificates of deposit), U.S. Treasury bills or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments secured by these money market instruments, such as repurchase agreements, for defensive purposes. If, because of changing values, the value of the Fund's assets invested in a particular industry or in the securities of governmental subdivisions located in any one state, territory or possession of the United States exceeds 25 percent of the value of its assets, the Fund will not be required to make any reduction of its holdings in that particular industry or in the securities of the governmental body.



     The above limitations cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.



INVESTING  IN RESTRICTED AND ILLIQUID SECURITIES

     The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets.

     For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

     The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

     The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by rating services, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

DETERMINING MARKET VALUE OF SECURITIES

     The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

     The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

HOW IS THE FUND SOLD?

     Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.), located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, offers Shares on a continuous, best-efforts basis.

SHAREHOLDER SERVICES



     The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

     Investment professionals may be paid fees out of the assets of the Distributor and/or Federated Shareholder Services Company (but not out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.



     Investment professionals receive such fees for providing distribution-related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the investment professional.

REDEMPTION IN KIND

     Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

     Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

     Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

     Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW



     Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Fund. To protect its shareholders, the Fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Fund.



     In the unlikely event a shareholder is held personally liable for the Fund's obligations, the Fund is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

     Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Fund have equal voting rights.



     Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund's outstanding shares of all series.

     As of January 6, 1999, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

     Fiduciary Trust Company International, New York, NY, owned 27.92%; Bova & Company, Charlotte, NC, owned 6.40%; Chase Manhattan Bank, New York, NY, owned 5.53%.

     Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.



TAX INFORMATION

FEDERAL INCOME TAX



     The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.



WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES



     The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birthdate, present position(s) held with the Fund, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Trustee from the Fund for its most recent fiscal year, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Federated Fund Complex is comprised of 56 investment companies, whose investment advisers are affiliated with the Fund's Adviser.

     As of January 6, 1999, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares.

     An asterisk (*) denotes a Trustee who is deemed to be an interested person as defined in the Investment Company Act of 1940. The following symbol (#) denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.





NAME
BIRTHDATE                                                                     AGGREGATE       TOTAL
ADDRESS                                                                       COMPENSATION    COMPENSATION
POSITION WITH                PRINCIPAL OCCUPATIONS                            FROM TRUST      FROM TRUST
------------------------     FOR PAST 5 YEARS                                                 AND FUND COMPLEX
TRUST


JOHN F. DONAHUE*+            Chief Executive Officer and Director or                   $0     $0 for the
Birthdate: July 28, 1924     Trustee of the Federated Fund Complex;                           Trust and
Federated Investors          Chairman and Director, Federated Investors,                      54 other
Tower                        Inc.; Chairman and Trustee, Federated                            investment
1001 Liberty Avenue          Advisers, Federated Management, and                              companies
Pittsburgh, PA               Federated Research; Chairman and Director,                       in the Fund
CHAIRMAN/TRUSTEE             Federated Research Corp., and Federated                          Complex
                             Global Research Corp.; Chairman, Passport
                             Research, Ltd.

-------------------------
THOMAS G. BIGLEY             Director or Trustee of the Federated Fund          $1,398.10     $113,860.22 for
Birthdate: February 3,       Complex; Director, Member of Executive                           the
1934                         Committee, Children's Hospital of                                Trust and
15 Old Timber Trail          Pittsburgh; formerly: Senior Partner, Ernst                      54 other
Pittsburgh, PA               & Young LLP; Director, MED 3000 Group,                           investment
TRUSTEE                      Inc.; Director, Member of Executive                              companies
                             Committee, University of Pittsburgh.                             in the Fund
                                                                                              Complex

-------------------------
JOHN T. CONROY, JR.          Director or Trustee of the Federated Fund          $1,538.14     $125,264.48 for
Birthdate: June 23, 1937     Complex; President, Investment Properties                        the
Wood/IPC Commercial          Corporation; Senior Vice President,                              Trust and
Dept.                        John R. Wood and Associates, Inc.,                               54 other
John R. Wood                 Realtors; Partner or Trustee in private                          investment
Associates, Inc.             real estate ventures in Southwest Florida;                       companies
Realtors                     formerly: President, Naples Property                             in the Fund
3255 Tamiami Trial           Management, Inc. and Northgate Village                           Complex
North Naples, FL             Development Corporation.

TRUSTEE

-------------------------
NICHOLAS CONSTANTAKIS        Director or Trustee of the Federated Fund            $881.26     $47,958.02 for
Birthdate: September 3,      Complex; formerly: Partner, Andersen                             the
1939                         Worldwide SC.                                                    Trust and
175 Woodshire Drive                                                                           29 other
Pittsburgh, PA                                                                                investment
TRUSTEE                                                                                       companies
                                                                                              in the Fund
                                                                                              Complex

-------------------------
WILLIAM J. COPELAND          Director or Trustee of the Federated Fund          $1,538.14     $125,264.48 for
Birthdate: July 4, 1918      Complex; Director and Member of the                              the
One PNC Plaza-23rd Floor     Executive Committee, Michael Baker, Inc.;                        Trust and
Pittsburgh, PA               formerly: Vice Chairman and Director, PNC                        54 other
TRUSTEE                      Bank, N.A., and PNC Bank Corp.; Director,                        investment
                             Ryan Homes, Inc.                                                 companies
                                                                                              in the Fund

                             Previous Positions: Director, United                             Complex
                             Refinery; Director, Forbes Fund; Chairman,
                             Pittsburgh Foundation; Chairman, Pittsburgh

                             Civic Light Opera.

-------------------------
JOHN F. CUNNINGHAM           Director or Trustee of some of the                        $0     $0 for the
Birthdate: March 5, 1943     Federated Funds; Chairman, President and                         Trust and
353 El Brillo Way            Chief Executive Officer, Cunningham & Co.,                       26 other
Palm Beach, FL               Inc. ; Trustee Associate, Boston College;                        investment
TRUSTEE                      Director, EMC Corporation; formerly:                             companies
                             Director, Redgate Communications.                                in the Fund
                                                                                              Complex

                             Previous Positions: Chairman of the Board and Chief Executive Officer, Computer
                             Consoles, Inc.; President and Chief
                             Operating Officer, Wang Laboratories;
                             Director, First National Bank of Boston;
                             Director, Apollo Computer, Inc.

-------------------------
LAWRENCE D. ELLIS, M.D.*     Director or Trustee of the Federated Fund          $1,398.10     $113,860.22 for
Birthdate: October 11,       Complex; Professor of Medicine, University                       the
1932                         of Pittsburgh; Medical Director, University                      Trust and
3471 Fifth Avenue            of Pittsburgh Medical Center - Downtown;                         54 other
Suite 1111                   Hematologist, Oncologist, and Internist,                         investment
Pittsburgh, PA               University of Pittsburgh Medical Center;                         companies
TRUSTEE                      Member, National Board of Trustees,                              in the Fund
                             Leukemia Society of America.                                     Complex

-------------------------
PETER E. MADDEN              Director or Trustee of the Federated Fund          $1,398.10     $113,860.22 for
Birthdate: March 16,         Complex; formerly: Representative,                               the
1942                         Commonwealth of Massachusetts General                            Trust and
One Royal Palm Way           Court; President, State Street Bank and                          54 other
100 Royal Palm Way           Trust Company and State Street Corporation.                      investment
Palm Beach, FL                                                                                companies
TRUSTEE                      Previous Positions: Director, VISA USA and                       in the Fund
                             VISA International; Chairman and Director,                       Complex
                             Massachusetts Bankers Association;

                             Director, Depository Trust Corporation.

-------------------------
CHARLES F. MANSFIELD,        Director or Trustee of some of the                        $0     $0 for the
JR.                          Federated Funds; Management Consultant.                          Trust  and
Birthdate: April 10,                                                                          25  other
1945                         Previous Positions: Chief Executive                              investment
80 South Road                Officer, PBTC International Bank; Chief                          companies
Westhampton Beach, NY        Financial Officer of Retail Banking Sector,                      in the Fund
TRUSTEE                      Chase Manhattan Bank; Senior Vice                                Complex
                             President, Marine Midland Bank; Vice
                             President, Citibank; Assistant Professor of
                             Banking and Finance, Frank G. Zarb School
                             of Business, Hofstra University.

-------------------------
JOHN E. MURRAY, JR.,         Director or Trustee of the Federated Fund          $1,398.10     $113,860.22 for
J.D., S.J.D.                 Complex; President, Law Professor, Duquesne                      the
Birthdate: December 20,      University; Consulting Partner, Mollica &                        Trust and
1932                         Murray.                                                          54 other
President, Duquesne                                                                           investment
University                   Previous Positions: Dean and Professor of                        companies
Pittsburgh, PA               Law, University of Pittsburgh School of                          in the Fund
TRUSTEE                      Law; Dean and Professor of Law, Villanova                        Complex
                             University School of Law.

-------------------------
MARJORIE P. SMUTS            Director or Trustee of the Federated Fund          $1,398.10     $113,860.22 for
Birthdate: June 21, 1935     Complex; Public                                                  the
4905 Bayard Street           Relations/Marketing/Conference Planning.                         Trust and
Pittsburgh, PA                                                                                54 other
TRUSTEE                      Previous Positions: National Spokesperson,                       investment
                             Aluminum Company of America; business owner.                     companies
                                                                                              in the Fund
                                                                                              Complex

-------------------------
JOHN S. WALSH                Director or Trustee of some of the                        $0     $0 for the
Birthdate: November 28,      Federated Funds; President and Director,                         Trust and
1957                         Heat Wagon, Inc.; President and Director,                        22  other
2007 Sherwood Drive          Manufacturers Products, Inc.; President,                         investment
Valparaiso, IN               Portable Heater Parts, a division of                             companies
TRUSTEE                      Manufacturers Products, Inc.; Director,                          in the Fund
                             Walsh & Kelly, Inc.; formerly: Vice                              Complex
                             President, Walsh & Kelly, Inc.

-------------------------
GLEN R. JOHNSON              Trustee, Federated Investors, Inc.; staff                 $0     $0 for the
Birthdate: May 2, 1929       member, Federated Securities Corp.                               Trust and
Federated Investors                                                                           8 other
Tower                                                                                         investment
1001 Liberty Avenue                                                                           companies
Pittsburgh, PA                                                                                in the Fund
PRESIDENT                                                                                     Complex
-------------------------
J. CHRISTOPHER DONAHUE+      President or Executive Vice President of                  $0     $0 for the
Birthdate: April 11,         the Federated Fund Complex; Director or                          Trust and
1949                         Trustee of some of the Funds in the                              16 other
Federated Investors          Federated Fund Complex; President and                            investment
Tower                        Director, Federated Investors, Inc.;                             companies
1001 Liberty Avenue          President and Trustee, Federated Advisers,                       in the Fund
Pittsburgh, PA               Federated Management, and Federated                              Complex
EXECUTIVE VICE PRESIDENT     Research; President and Director, Federated
                             Research Corp. and Federated Global
                             Research Corp.; President, Passport
                             Research, Ltd.; Trustee, Federated
                             Shareholder Services Company; Director,
                             Federated Services Company.

-------------------------




EDWARD C. GONZALES           Trustee or Director of some of the Funds in               $0     $0 for the
Birthdate: October 22,       the Federated Fund Complex; President,                           Trust and
1930                         Executive Vice President and Treasurer of                        1 other
Federated Investors          some of the Funds in the Federated Fund                          investment
Tower                        Complex; Vice Chairman, Federated                                company
1001 Liberty Avenue          Investors, Inc.; Vice President, Federated                       in the Fund
Pittsburgh, PA               Advisers, Federated Management, Federated                        Complex
EXECUTIVE VICE PRESIDENT     Research, Federated Research Corp.,
                             Federated Global Research Corp. and
                             Passport Research, Ltd.; Executive Vice
                             President and Director, Federated
                             Securities Corp.; Trustee, Federated
                             Shareholder Services Company.

-------------------------
JOHN W. MCGONIGLE            Executive Vice President and Secretary of                 $0     $0 for the
Birthdate: October 26,       the Federated Fund Complex; Executive Vice                       Trust and
1938                         President, Secretary, and Director,                              54 other
Federated Investors          Federated Investors, Inc.; Trustee,                              investment
Tower                        Federated Advisers, Federated Management,                        companies
1001 Liberty Avenue          and Federated Research; Director, Federated                      in the Fund
Pittsburgh, PA               Research Corp. and Federated Global                              Complex
EXECUTIVE VICE               Research Corp.; Director, Federated
PRESIDENT,                   Services Company; Director, Federated
SECRETARY                    Securities Corp.

-------------------------
RICHARD J. THOMAS            Treasurer of the Federated Fund Complex;                  $0     $0 for the
Birthdate:  June 17,         Vice President - Funds Financial Services                        Trust and
1954                         Division, Federated Investors, Inc.;                             54 other
Federated Investors          Formerly: various management positions                           investment
Tower                        within Funds Financial Services Division of                      companies
1001 Liberty Avenue          Federated Investors, Inc.                                        in the Fund
Pittsburgh, PA                                                                                Complex
TREASURER

-------------------------
RICHARD B. FISHER            President or Vice President of some of the                $0     $0 for the
Birthdate: May 17, 1923      Funds in the Federated Fund Complex;                             Corporation and
Federated Investors          Director or Trustee of some of the Funds in                      6 other
Tower                        the Federated Fund Complex; Executive Vice                       investment
1001 Liberty Avenue          President, Federated Investors, Inc.;                            companies
Pittsburgh, PA               Chairman and Director, Federated Securities                      in the Fund
VICE PRESIDENT               Corp.                                                            Complex
-------------------------
MARY JO OCHSON               Mary Jo Ochson is Vice President of the                   $0     $0 for the
Birthdate:  September        Trust. Ms. Ochson joined Federated                               Trust and
12, 1953                     Investors in 1982 and has been a Senior                          7 other
Federated Investors          Portfolio Manager and a Senior Vice                              investment
Tower                        President of the Fund's investment adviser                       companies
1001 Liberty Avenue          since 1996.  From 1988 through 1995, Ms.                         in the Fund
Pittsburgh, PA               Ochson served as a Portfolio Manager and a                       Complex
                                                                 -
VICE PRESIDENT               Vice President of the Fund's investment
                             adviser.  Ms. Ochson is a Chartered
                             Financial Analyst and received her M.B.A.
                             in Finance from the University of

                             Pittsburgh.

-------------------------
WILLIAM D. DAWSON, III       Chief Investment Officer of this Fund and                 $0     $0 for the
Birthdate: March 3, 1949     various other Funds in the Federated Fund                        Trust and
Federated Investors          Complex; Executive Vice President,                               41 other
Tower                        Federated Investment Counseling, Federated                       investment
1001 Liberty Avenue          Global Research Corp., Federated Advisers,                       companies
Pittsburgh, PA               Federated Management, Federated Research,                        in the Fund
CHIEF INVESTMENT OFFICER     and Passport Research, Ltd.; Registered                          Complex
                             Representative, Federated Securities Corp.;
                             Portfolio Manager, Federated Administrative
                             Services; Vice President, Federated
                             Investors, Inc.; Formerly: Executive Vice
                             President and Senior Vice President,
                             Federated Investment Counseling
                             Institutional Portfolio Management Services
                             Division; Senior Vice President, Federated
                             Research Corp., Federated Advisers,
                             Federated Management, Federated Research,
                             and Passport Research, Ltd.




     + Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust.

     ++ MESSRS. CUNNINGHAM, MANSFIELD AND WALSH BECAME MEMBERS OF THE BOARD OF TRUSTEES ON JANUARY 1, 1999. THEY DID NOT EARN ANY FEES FOR SERVING THE FUND COMPLEX SINCE THESE FEES ARE REPORTED AS OF THE END OF THE LAST CALENDAR YEAR. THEY DID NOT RECEIVE ANY FEES AS OF THE FISCAL YEAR END OF THE FUND.



INVESTMENT ADVISER

     The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly-owned subsidiary of Federated.

     The Adviser shall not be liable to the Trust, the Fund, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.

     The Adviser must waive the portion of its advisory fee that increases the Fund's aggregate annual operating expenses above .45% of its average daily net assets. The Fund's operating expenses include the advisory fee but exclude interest, taxes, brokerage commissions, expenses of registering the Fund and its shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses.

OTHER RELATED SERVICES

     Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

BROKERAGE TRANSACTIONS

     When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

RESEARCH SERVICES

     Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.





     Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

     Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

MAXIMUM ADMINISTRATIVE          AVERAGE AGGREGATE DAILY NET ASSETS OF THE
FEE                             FEDERATED FUNDS
0.150 of 1%                     on the first $250 million

-------------------------
0.125 of 1%                     on the next $250 million
-------------------------
0.100 of 1%                     on the next $250 million
-------------------------
0.075 of 1%                     on assets in excess of $750 million
-------------------------

     The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.


     Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

     State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders.



INDEPENDENT AUDITORS

Deloitte & Touche LLP is the independent auditor for the Fund.



FEES PAID BY THE FUND FOR SERVICES



FOR THE YEAR ENDED NOVEMBER 30,

1998                                             1998                 1997                1996
--------------------------------

Advisory Fee Earned                        $2,267,974           $2,902,993          $3,255,470
---------------------------------
Advisory Fee Reduction                       $700,126             $823,445            $960,485
---------------------------------
Brokerage Commissions                              $0                   $0                  $0
---------------------------------
Administrative Fee                           $427,513             $547,940            $615,257
---------------------------------
Shareholder Services Fee                      283,496                    _                   _
---------------------------------



     If the Fund's expenses are capped at a particular level, the cap does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.

HOW DOES THE FUND MEASURE PERFORMANCE?

     The Fund may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

     Unless otherwise stated, any quoted Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

     Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

     Total returns given for the one-, five- and ten-year periods ended November 30, 1998.



     Yield, Effective Yield and Tax-Equivalent Yield given for the seven-day period ended November 30, 1998.

Share Class            7-day             1 Year             5 Years    10 Years
CLASS NAME             period

Total Return           NA                3.21%              3.14%      3.69%
Yield                  3.03%             NA                 NA         NA
Effective Yield        3.08%             NA                 NA         NA
Tax-Equivalent Yield   5.02%             NA                 NA         NA



TOTAL RETURN

     Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

     The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD



     The yield of Shares is based upon the seven days ending on the day of the calculation, called the "base period." This yield is calculated by: determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7. The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return, raising the sum to the 365/7th power; and subtracting 1 from the result. The tax-equivalent yield of Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming a specific tax rate.



     To the extent investment professional and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

TAX EQUIVALENCY TABLE

     Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of the Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.





TAX EQUIVALENCY TABLE

TAXABLE YIELD EQUIVALENT FOR 1999 MULTISTATE MUNICIPAL FUND

FEDERAL INCOME TAX BRACKET:      15.00%         28.00%         31.00%        36.00%       39.60%
Joint Return                   $1-43,050 $43,051-104,05$104,051-158,550$158,551-283,150     Over
                                                                                         283,150
Single Return                  $1-25,750 $25,751-62,450$62,451-130,250 $130,251-283,150     Over
                                                                                         283,150
TAX EXEMPT YIELD:              TAXABLE YIELD EQUIVALENT:
--------------------------------
1.00%                             1.18%          1.39%          1.45%         1.56%        1.66%
1.50%                             1.76%          2.08%          2.17%         2.34%        2.48%
2.00%                             2.35%          2.78%          2.90%         3.13%        3.31%
2.50%                             2.94%          3.47%          3.62%         3.91%        4.14%
3.00%                             3.53%          4.17%          4.35%         4.69%        4.97%
3.50%                             4.12%          4.86%          5.07%         5.47%        5.79%
4.00%                             4.71%          5.56%          5.80%         6.25%        6.62%
4.50%                             5.29%          6.25%          6.52%         7.03%        7.45%
5.00%                             5.88%          6.94%          7.25%         7.81%        8.28%
5.50%                             6.47%          7.64%          7.97%         8.59%        9.11%
6.00%                             7.06%          8.33%          8.70%         9.38%        9.93%
6.50%                             7.65%          9.03%          9.42%        10.16%       10.76%
7.00%                             8.24%          9.72%         10.14%        10.94%       11.59%
7.50%                             8.82%         10.42%         10.87%        11.72%       12.42%
8.00%                             9.41%         11.11%         11.59%        12.50%       13.25%
--------------------------------



     NOTE: THE MAXIMUM MARGINAL TAX RATE FOR EACH BRACKET WAS USED IN CALCULATING THE TAXABLE YIELD EQUIVALENT.



PERFORMANCE COMPARISONS

Advertising and sales literature may include:

o references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

     The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

     The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

     You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

LIPPER ANALYTICAL SERVICES, INC.

     Ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.

IBC/DONOGHUE'S MONEY FUND REPORT

     Publishes annualized yields of money market funds weekly. Donoghue's MONEY MARKET INSIGHT publication reports monthly and 12-month-to-date investment results for the same money funds.

MONEY

     A monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

WHO IS FEDERATED INVESTORS, INC.?

     Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

     Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.



FEDERATED FUNDS OVERVIEW

MUNICIPAL FUNDS

     In the municipal sector, as of December 31, 1998, Federated managed 10 bond funds with approximately $2.2 billion in assets and 23 money market funds with approximately $12.5 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

EQUITY FUNDS

     In the equity sector, Federated has more than 28 years' experience. As of December 31, 1998, Federated managed 27 equity funds totaling approximately $14.9 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

CORPORATE BOND FUNDS

     In the corporate bond sector, as of December 31, 1998, Federated managed 9 money market funds and 15 bond funds with assets approximating $22.8 billion and $7.1 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 26 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $209 billion.

GOVERNMENT FUNDS

     In the government sector, as of December 31, 1998, Federated manages 9 mortgage-backed, 5 government/ agency and 19 government money market mutual funds, with assets approximating $5.3 billion, $1.8 billion and $41.6 billion, respectively. Federated trades approximately $425 million in U.S. government and mortgage-backed securities daily and places approximately $25 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $43.2 billion in government funds within these maturity ranges.

MONEY MARKET FUNDS

     In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1998, Federated managed more than $76.7 billion in assets across 52 money market funds, including 19 government, 9 prime and 23 municipal with assets approximating $41.6 billion, $22.8 billion and $12.5 billion, respectively.



     The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield - J. Thomas Madden; U.S. fixed income -William D. Dawson, III; and global equities and fixed income - Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated

advisory companies.

MUTUAL FUND MARKET



     Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $5 trillion to the more than 7,300 funds available, according to the Investment Company Institute.

FEDERATED CLIENTS OVERVIEW

     Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:



INSTITUTIONAL CLIENTS

     Federated meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

BANK MARKETING

     Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

     Federated Funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

INVESTMENT RATINGS

APPENDIX

STANDARD & POOR'S SHORT-TERM MUNICIPAL OBLIGATION RATINGS

     A Standard & Poor's (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

     SP-1Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

     S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-l+, AA/A-I+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS

     AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

MOODY'S INVESTORS SERVICE, INC., SHORT-TERM MUNICIPAL OBLIGATION RATINGS

     Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

     MIG1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

     MIG2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

     Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS

     P-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

     P-2 Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

LONG-TERM DEBT RATINGS

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     NR Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

     NR(1) The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's.

     NR(2) The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.

     NR(3) The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's.

FITCH INVESTORS SERVICE, L.P. SHORT-TERM DEBT RATING DEFINITIONS

     F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

     F-2 Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.









ADDRESSES

FEDERATED TAX-FREE TRUST

Federated Investors Fund
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue,
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER



Federated Research
Federated Investors Tower
1001 Liberty Avenue,
Pittsburgh, PA 15222-3779



CUSTODIAN

State Street Bank and Trust Company
P.O. Box 8600

Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600

Boston, MA 02266-8600



INDEPENDENT AUDITORS

Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110-1617